SUPPLEMENT TO THE PROSPECTUSES
OF
ALLSPRING Money Market Funds
For the Allspring Money Market Fund (the “Fund”)

At a meeting held April 11, 2023, the Board of Trustees of the Fund approved the following change effective April 18, 2023.

Trade Deadline Change - The table in the section entitled “Account Information - Buying and Selling Fund Shares - Timing of Redemption Proceeds” and table in the section entitled “Account Information - Distribution” are updated for the Fund with the following:

If a Request is Received in Good Order:	Proceeds Wired	Dividends
Money Market Fund
■ By 4:00 p.m. (ET)	Same Business Day[1]	Not earned on day of request
■ After 4:00 p.m. (ET)	Next Business Day	Earned on day of request
1.	Please note that while we will make every effort to wire your redemption proceeds on the same business day, same day settlement is not guaranteed.

If a Request is Received in Good Order:	Dividends Begin to Accrue:
Money Market Fund
■ By 4:00 p.m. (ET)	Same Business Day
■ After 4:00 p.m. (ET)	Next Business Day

April 12, 2023	SUP0478 04-23